UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 2, 2006


                            ARMSTRONG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                   000-50408                  23-3033414
(State or other jurisdiction of       (Commission             (I.R.S. employer
         incorporation)               file number)           identification no.)



                                  P.O. BOX 3001
                         LANCASTER, PENNSYLVANIA 17604
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (717) 397-0611

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On October 2, 2006, Judith Haberkorn, Ruth Owades, Jesse Arnelle, James Marley and John Roberts resigned from the Board of Directors of Armstrong Holdings, Inc. (the "Company"), as planned following Armstrong World Industries, Inc.'s emergence from Chapter 11 proceedings.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         In connection with the change in the composition of the Board of Directors of the Company referred to in Item 5.02, the Board of Directors amended the Company's Bylaws, effective October 2, 2006 upon the resignations referred to in Item 5.02, to change the number of members of the Board of Directors to three (plus any directors that may be elected by holders of Preferred Stock of the Company, of which none is currently outstanding). Previously, the Bylaws provided for a board of between eight and eleven members, the exact number to be determined by resolution of the Board, and the Board had determined the number of members to be nine (plus any directors that may be elected by holders of Preferred Stock). The text of the amendment is attached as
Exhibit 3.1 hereto.

ITEM 8.01.        OTHER EVENTS.

         The principal asset of the Company has been shares of its subsidiary Armstrong World Industries, Inc. ("AWI"). On October 2, 2006 (the "Effective Date"), the Fourth Amended Plan of Reorganization, as Modified dated February 21, 2006 (the "Plan of Reorganization"), of AWI, which (as previously reported) was confirmed by order of the U.S. District Court for the District of Delaware on August 18, 2006, became effective and AWI emerged from proceedings under Chapter 11 of the U.S. Bankruptcy Code. Pursuant to the Plan of Reorganization, on the Effective Date all shares of AWI owned by the Company were cancelled and no payment or other distribution was or will be made to the Company on account of the Company's former ownership of AWI shares.

         On October 2, 2006, the Company issued a press release regarding the appointment of a special committee of the Company's Board of Directors to determine how to deal with claims the Company has against AWI and certain tax matters involving AWI that will arise as a result of AWI's emergence from Chapter 11. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On August 23, 2006, the Company had announced that it would be pursuing these claims and that the Armstrong group of companies, including the Company and AWI, may be able to obtain a tax refund in connection with AWI's emergence from Chapter 11.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

   3.1                Bylaw amendment effective October 2, 2006.

  99.1                Press Release of Armstrong Holdings, Inc. dated October 2,
                      2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 2006

                                                ARMSTRONG HOLDINGS, INC.

                                                By: /s/  Walter T. Gangl
                                                   -----------------------------
                                                   Walter T. Gangl
                                                   Deputy General Counsel and
                                                   Assistant Secretary

                                  EXHIBIT INDEX



Exhibit No.                          Description
-----------                          -----------

  3.1.          Bylaw amendment effective October 2, 2006.
  99.1          Press Release of Armstrong Holdings, Inc. dated October 2, 2006